Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, David M. Barnes, Vide President and Chief Financial Officer of American United Global, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1) The Company's Annual Report on Form 10-K (the "Report") for the periods of August 1, 2002 through June 16, 2003 and June 17, 2003 through December 31, 2003, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     July 16, 2004

/s / David M. Barnes
--------------------

David M. Barnes
Vice President and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to American United Global, Inc., and will be retained by American United Global, Inc. and furnished to the Commission or its staff upon request.